EXHIBIT 99.1

Arbutus’ LNP Licensee Alnylam Receives Accelerated Assessment of Patisiran from European Medicines Agency (EMA)

VANCOUVER, British Columbia and WARMINSTER, Pa., Nov. 13, 2017 (GLOBE NEWSWIRE) -- Arbutus Biopharma Corporation (Nasdaq:ABUS), an industry-leading Hepatitis B Virus (HBV) therapeutic solutions company, announced today that the Company's lipid nanoparticle (LNP) licensee Alnylam Pharmaceuticals, Inc. (Nasdaq:ALNY), announced the grant of an accelerated assessment from the European Medicines Agency (EMA) for patisiran, an investigational RNAi therapeutic being developed for patients with hereditary ATTR (hATTR) amyloidosis. Accelerated assessment may provide a reduced review timeline from 210 to 150 days once the marketing authorization application (MAA) is filed and validated, which Alnylam intends to file by year-end 2017.

Dr. Mark J Murray, Arbutus’ President and CEO said, “We are very pleased to see our licensing partner, Alnylam, advance it’s LNP-enabled RNAi asset, patisiran, one step closer to final regulatory approval. Arbutus could see its first royalty payment from patisiran as early as next year, pending final regulatory approvals.”

About Arbutus

Arbutus Biopharma Corporation is a biopharmaceutical company dedicated to discovering, developing, and commercializing a cure for patients suffering from chronic HBV infection. Arbutus is headquartered in Vancouver, BC, and has facilities in Warminster, PA. For more information, visit www.arbutusbio.com.

Forward-Looking Statements and Information

This press release contains forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and forward-looking information within the meaning of Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements in this press release include statements about the filing of an MAA by Alnylam; a reduced timeline for the assessment of patisiran; Arbutus receiving its first royalty payment from patisiran as early as next year; and discovering, developing and commercializing a cure for chronic hepatitis B virus (HBV) infection.

With respect to the forward-looking statements contained in this press release, Arbutus has made numerous assumptions regarding, among other things: the speed of regulatory approvals; continued and timely positive preclinical and clinical efficacy data; the continued demand for Arbutus’ assets, including its LNP technology; and the stability of economic and market conditions. While Arbutus considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies.

Additionally, there are known and unknown risk factors which could cause Arbutus' actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements contained herein. Known risk factors include, among others: patisiran may not receive regulatory approval on a timely basis, or at all; Arbutus may not receive timely royalty payments, or at all; and market shifts may require a change in strategic focus.

A more complete discussion of the risks and uncertainties facing Arbutus appears in Arbutus' Annual Report on Form 10-K and Arbutus' continuous disclosure filings, which are available at www.sedar.com and at www.sec.gov. All forward-looking statements herein are qualified in their entirety by this cautionary statement, and Arbutus disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Contact Information

Investors
Bruce Cousins
Executive Vice President and Chief Financial Officer
Phone: 604-419-3200
Email: bcousins@arbutusbio.com

Tiffany Tolmie
Manager, Investor Relations
Phone: 604-419-3200
Email: ttolmie@arbutusbio.com

Media
David Schull
Russo Partners
Phone: 858-717-2310
Email: david.schull@russopartnersllc.com